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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                December 21, 2005
                        (Date of earliest event reported)

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                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

        000-50895                                                 02-0497440
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                      c/o West Windsor Professional Center
                                51 Everett Drive
                                   Suite A-20
                             West Windsor, NJ 08550
              (Address of Principal Executive Offices and zip code)

                                  609-799-1889
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02 -Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On December 22, 2005, Yaru Du resigned as a director of Lanbo Financial Group, Inc. (the "Company"), effective on such date. There were no disagreements between Yaru Du and the Company on any matter relating to the Company's operations, policies or practices which resulted in her resignation.

         On December 21, 2005, the Board of Directors appointed, to fill the vacancies left by each of Pingji Lu, Yulong Wan, Genxiang Xiao, and Xiaohong Feng, who resigned from their respective officer and/or director positions with the Company as of December 21, 2005, Mr. Li Xuesong as the Chairman and Chief Executive Officer of the Company, Ms. Yang Jun as the Chief Financial Officer of the Company, Ms. Wang Congli as a director and Mr. Ji Quanli as a director.

         The following are the biographies of the newly appointed directors and principal officers:

         MR. LI XUEXONG, 47, is the Chairman and Chief Executive Officer of the Company. He has served as the chief executive of human resources the Company since October 2003. Prior to that position, he served as the manager of human resources for Xingxing Real Estate Development Company from January 1999 to October 2003. Mr. Li attended the Xi'an Police College of P.L.A., where he earned a Bachelor's Degree in 1989, and the China Penal Police College, where he earned a Bachelor's Degree in 1985.

         MS. YANG JUN, 32, is the Chief Financial Officer of the Company. She has served as the manager of the financial department for Xi'an Xin Da Di Technology Development, Inc. since January 2000. Ms. Yang graduated from the Shaanxi Finance and Economics College in July 1994 with a Bachelor's Degree in Accounting.

         MS. WANG CONGLI, 35, is a director of the Company. She has worked as a manager of project management with Xi'an Xing Construction Project Inc. since January 2002. Previously, she was an instructor for architectural design at the Shaanxi University of Technology Co. Ltd. from September 1999 to January 2002. Ms. Wang received a Master's Degree in Investment Policy in July 2004 and a Bachelor's Degree in Architecture Project Administration in July 1992, each from the Xi'an University of Architecture & Technology.

         MR. JI QUANLI, 29, is a director of the Company. Mr. Ji has worked as the director of the legal department for Xi'an Xingxing Construction Project Inc. since January 2000, where he is charge of legal affairs, including litigation, and assists the management of the company with risk management in the legal area. Mr. Ji graduated from the Northwest Institute of Political Science and Law with a bachelor's degree in law in July 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LANBO FINANCIAL GROUP, INC.


Date:  January 23, 2006          By:  /s/ Li Xuesong
                                      --------------------------------------
                                      Name:   Li Xuesong
                                      Title:  Chairman and Chief Executive
                                              Officer